Exhibit 23.1


                         CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To HUBCO, Inc.

         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of our report dated February 7, 1997 incorporated by reference in the Company's Form 10-K and to all references to our firm included in this Registration Statement.




                                             /S/ ARTHUR ANDERSEN LLP

Roseland, New Jersey
March 31, 1997